Exhibit 99

OFG Bancorp Reports 1Q21 Results
OFG Bancorp Reports 1Q21 Results
SAN JUAN, Puerto Rico, April 21,

2021 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, reported
results for the first quarter ended March 31, 2021.
CEO Comment
José Rafael

Fernández, Chief

Executive Officer,

said: “First

quarter results

reflected strong

core performance

based on the
continued success of our

strategies focusing

on agility and service.

Our results also

reflected the federal

stimulus, increased
liquidity, and an improving Puerto Rico economy as more people get vaccinated.
“We benefitted

from strong

new loan generation

and deposit growth,

significantly reduced

cost of funds,

a more

efficient
operating structure, and the release of some COVID-related loan reserves.
“We followed

up last

year’s efforts

to help

small businesses

and their

employees with

another $126

million in

Paycheck
Protection Program

loans. Our

proprietary PPP

portal enables

clients to

apply for

funds, receive

them, and

then apply

for
forgiveness, quickly and easily, and all online.
“Performance metrics

improved with

a loan

yield of

6.61%, return on

average assets

of 1.21%,

return on

average tangible
common stockholders’ equity

of 13.11%, and

an efficiency ratio

of 60.84%. Credit

metrics also improved

as net charge

-offs,
delinquency rates, and loan deferrals all fell.
“Our capital

strategies are

working well.

In January,

we increased

the regular

quarterly cash

dividend 14%.

In March,

we
announced the redemption of all three outstanding series of preferred stock,

which will improve our capital structure, enable
us to effectively deploy excess liquidity,

and increase net income available to shareholders. As of 1Q21, we more than earned
back all

the tangible

book value

per common

share dilution

involved in

the Scotiabank

acquisition significantly

ahead of
schedule.
“As Puerto Rico

and USVI continue experiencing stronger signs of economic revival, at OFG we are strategically well-
positioned to benefit from and play

a major part in this long-awaited

development. Thanks to all our team members

who are
más que

listo

(more than

ready) to

help our

customers achieve

their goals

and aspirations

through the

pandemic and
beyond.”
1Q21 Highlights
Earnings: EPS diluted was $0.56 compared to $0.42 in 4Q20 and $0.00 in 1Q20, which was the first quarter to be impacted by the pandemic.

Revenues:
Total core

revenues were $127.7 million compared

to $132.8 million in 4Q20. 4Q20 benefited from

$3.9 million in
seasonal annual

insurance commissions,

$2.0 million

in mortgage

sales held

back from

3Q20, and

$3.1 million

interest
income from

acquired loan

pre-payments. 1Q21

included $1.6

million in

interest income

from unamortized

yield from
approximately $92 million of forgiven PPP loans and benefitted from $1.4 million lower cost of deposits.
Expenses:

Non-interest expenses

were $77.7

million compared

to $89.0

million in

4Q20 and

$87.3 million

in 1Q20.

4Q20
included $10.1 million

in merger

and restructuring

expenses. 1Q21

reflected previously

-announced cost savings

as well

as

$1.8 million primarily in gains

on sales as well

as improved valuations of

foreclosed properties. The efficiency ratio

improved
to 60.84% from 67.06% in 4Q20 and 66.49% in 1Q20.
Pre-Provision Net Revenues:

PPNR was $50.9 million compared to $44.1 million in 4Q20 and $49.2 million in 1Q20.
Provision:

Provision for

credit losses

was $6.3

million compared

to $14.2

million in

4Q20 and $47.1

million in

1Q20. 1Q21
included a

$3.7 million

release of

last year’s

COVID-19 related

loan reserves

and $3.5

million for

a commercial

loan in
workout prior to the pandemic. 1Q20 included $34.1 million related to the pandemic.
Loan Generation

and Balances:

New loan

originations totaled

$527.6 million

($401.4 million

excluding PPP),

compared to
$485.3 million in 4Q20

and $280.8 million

in 1Q20. In addition

to PPP loans,

1Q21 was driven year

-over-year by increases

in
mortgage, auto, and

commercial lending. Net loans

were $6.43 billion at

3/31/21 compared to $6.50 billion

at 12/31/20 and
$6.54 billion at 3/31/20. Net interest margin was 4.26% compared to 4.24% in 4Q20 and 4.94% in 1Q20.
Deposit Balances and Cost of Funds:

Customer deposits at 3/31/21 were $8.72 billion

compared to $8.37 billion at

12/31/20
and $7.56

billion at

3/31/20. Cost

of funds

was 48

bps compared

to 53

bps in

4Q20 and

69 bps

in 1Q20.

Total interest
expense was $12.8 million compared to $14.3 million in 4Q20 and $18.6 million in 1Q20.
Asset Quality:
Net charge-offs were

$9.1 million compared to $44.8 million

in 4Q20 and $24.0 million in 1Q20. The
nonperforming loan

rate was

2.22% compared

to 2.35%

in 4Q20

and 2.07%

in 1Q20.

Total delinquency

rate was

2.15%
compared to 2.68% in 4Q20 and 3.16% in 1Q20.
Capital:

Tangible book

value per

share was

$17.39 compared

to $16.97

in 4Q20

and $15.60

in 1Q20.

The CET1

ratio was
13.56% compared to 13.08% in 4Q20 and 11.69% in 1Q20.
Conference

Call, Financial Supplement & Presentation
A conference call

to discuss 1Q21 results,

outlook and related

matters will

be held today

at 10:00 AM

ET.

Phone (888) 562-
3356 or

(973) 582-2700.

Conference ID:

319-4111. The

call can

also be

accessed live

on
www.ofgbancorp.com.

Webcast
replay will be available shortly thereafter.
OFG’s Financial

Supplement, with full

financial tables for

the quarter ended

March 31, 2021,

and the 1Q21

Conference Call
Presentation, can be found on the Quarterly Results page on OFG’s Investor

Relations website at
www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to

our financial information

presented in accordance

with GAAP,

management uses certain

“non-GAAP financial
measures” within the meaning of SEC Regulation

G, to clarify and enhance understanding of past performance

and prospects
for the

future. Please

refer to

Tables 8-1

and 8-2

in OFG’s

above-mentioned Financial

Supplement for

a reconciliation

of
GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information

included in

this document contains

certain forward

-looking statements

within the

meaning of the

Private
Securities Litigation

Reform Act

of 1995.

These statements

are based

on management’s

current expectations

and involve
certain risks and uncertainties

that may cause actual

results to differ

materially from those expressed

in the forward

-looking
statements.

Factors that

might cause

such a

difference include,

but are

not limited

to (i)

the rate

of growth

in the

economy and
employment levels,

as well

as general

business and

economic conditions;

(ii) changes

in interest

rates, as

well as

the
magnitude of such changes; (iii) changes to the financial condition of the government of Puerto Rico; (iv) the potential impact of damages

from future

hurricanes, earthquakes

and other

natural disasters

in Puerto

Rico; (v)

the fiscal

and monetary
policies of the federal

government and its agencies;

(vi) the performance of the

stock and bond markets;

(vii) competition in
the financial

services industry;

(viii) possible

legislative, tax

or regulatory

changes; and

(ix) the

severity, magnitude

and

duration of the COVID

-19 pandemic, including impacts of the

pandemic and of responses of federal,

state and local
governments on our branches, operations and personnel, and on our customers and their businesses.
For a

discussion of

such factors

and certain

risks and

uncertainties to

which OFG

is subject,

please refer

to OFG’s

annual
report on Form 10

-K for the year

ended December 31, 2020, as

well as its other

filings with the U.S.

Securities and Exchange
Commission. Other than

to the extent

required by

applicable law,

including the requirements

of applicable securities

laws,
OFG assumes

no obligation

to update

any forward

-looking statements

to reflect

occurrences or

unanticipated events

or
circumstances after the date of such statements.
About OFG Bancorp
Now in its 57
th

year in business, OFG Bancorp is a

diversified financial holding company

that operates under U.S.,

Puerto Rico
and U.S. Virgin Islands banking

laws and regulations. Its three principal subsidiaries,

Oriental Bank, Oriental Financial Services
and Oriental Insurance,

provide a wide

range of retail

and commercial

banking, lending and

wealth management products,
services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.

# # #
Contacts
Puerto Rico & USVI:

Idalis Montalvo (
idalis.montalvo@orientalbank.com ) at (787) 777-2847
US:

Gary Fishman (
gfishman@ofgbancorp.com ) and Steven Anreder ( sanreder@ofgbancorp.com ) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is

preliminary and based on data available

at the time of the earnings presentation,
and investors should refer to our March 31, 2021 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange
Commission.
Table

of Contents
Pages
OFG Bancorp (Consolidated Financial Information)
Table

1:
Financial and Statistical Summary - Consolidated 2
Table

2:
Consolidated Statements of Operations 3
Table

3:
Consolidated Statements of Financial Condition 4
Table

4:
Information on Loan Portfolio and Production 5-6
Table

5:
Average Balances, Net Interest Income and Net Interest Margin 7
Table

6:
Loan Information and Performance Statistics 8-10
Table

7:
Allowance for Credit Losses 11
Table

8:
Reconciliation of GAAP to Non-GAAP Measures and

Calculation of Regulatory Capital
12-13
Table

9:
Notes to Financial Summary, Selected Metrics, Loans, and Consolidated

Financial Statements (Tables 1-8)
14

OFG Bancorp (NYSE: OFG)
Table 1: Financial and Statistical Summary - Consolidated
2021 2020 2020 2020 2020
(Dollars in thousands, except

per share data) (unaudited)
Q1 Q4 Q3 Q2 Q1
Statement of Operations
Net interest income $ 98,204

$

98,738

$

99,533
$

105,060
$

105,101
Non-interest income,

net (core)
(2)
29,452 34,047 27,486 23,106 26,233
Total core

revenues
127,656 132,785 127,019 128,166 131,334
Non-interest expense 77,666 89,039 83,444 85,481 87,322
Pre-provision net revenues
(22)
50,945 44,123 47,415 46,731 49,229
Total provision

for credit losses
6,324 14,176 13,669 17,696

(e)

47,131

(e)

Net income before income

taxes
44,621 29,947 33,746 29,035 2,098
Income tax expense

14,248 6,646 6,308 7,248 297
Net income available to

common stockholders
$ 29,118 21,673 25,810 20,159 173
Common Share Statistics
Earnings (loss) per common

share - basic
(3)
$ 0.57 0.42 0.50 0.39 -
Earnings (loss) per common

share - diluted
(4)
$ 0.56 0.42 0.50 0.39 -
Average common

shares outstanding
51,397 51,350 51,342 51,336 51,404
Average common

shares outstanding

and equivalents
51,616 51,618 51,527 51,470 51,713
Cash dividends per common share $ 0.08 $ 0.07 $ 0.07 $ 0.07 $ 0.07
Book value per common share

(period end)
$ 19.90 $ 19.54 $ 19.13 $ 18.69 $ 18.33

(d)

Tangible book

value per common share

(period end)
(5)
$ 17.39 $ 16.97 $ 16.51 $ 16.01 $ 15.60

(d)

Balance Sheet (Average

Balances)
Loans
(6)
$ 6,635,908

(b)

$ 6,708,284

(b)

$ 6,787,022

(b)

$ 6,840,650

(b)

$ 6,687,875

(d)

Interest-earning assets 9,358,377 9,270,739 9,218,717 8,845,744 8,556,421
Total assets 10,004,323 9,921,254 9,918,381 9,512,129 9,326,627
Core deposits 8,535,678 8,451,308 8,376,623 7,852,495 7,516,438
Total deposits 8,581,633 8,515,646 8,517,039 8,088,106 7,752,446
Interest-bearing deposits 6,223,419 6,199,929 6,240,639 6,105,014 6,053,482
Borrowings 100,951 101,930 102,916 157,669 271,800
Stockholders' equity 1,101,046 1,083,423 1,062,460 1,037,195 1,043,481

(d)

Common stockholders'

equity
1,019,176 1,001,553 980,590 955,325 961,611

(d)

Performance Metrics
Net interest margin
(7)
4.26% 4.24% 4.30% 4.78% 4.94%
Return on average

assets
(8)
1.21% 0.94% 1.11% 0.92% 0.08%
Return on average

tangible common stockholders'

equity
(9)
13.11% 9.99% 12.23% 9.88% 0.08%
Efficiency ratio
(10)
60.84% 67.06% 65.69% 66.70% 66.49%
Full-time equivalent employees,

period end
2,238 2,275 2,332 2,373 2,449
Credit Quality Metrics
(1)(21)
Allowance for loan and lease

losses
$ 201,973 $ 204,809

(a)

$ 235,313 $ 232,701
$

230,755

(d)(e)

Allowance as a % of loans held for

investment
3.06%

(b)

3.07%

(a)(b)

3.48%

(b)

3.35%

(b)

3.41%
Net charge-offs $ 9,105 $ 44,814

(a)

$ 10,570 $ 15,750 $ 24,034
Net charge-off rate
(11)
0.55% 2.67%

(a)

0.62% 0.92% 1.44%
Early delinquency rate

(30 - 89 days past

due)

2.15% 2.68% 2.50% 2.64% 3.16%
Total delinquency

rate (30 days and

over)
4.65% 5.74% 5.67% 5.56% 6.38%
Capital Ratios (Non-GAAP)
(12)(20)
Leverage ratio 10.48% 10.30% 10.00% 10.16% 10.14%

(c)(d)

Common equity Tier 1 capital

ratio
13.56% 13.08% 12.55% 12.03% 11.69%

(c)(d)

Tier 1 risk-based capital ratio 15.28% 14.78% 14.25% 13.71% 13.36%

(c)(d)

Total risk-based

capital ratio
16.54% 16.04% 15.50% 14.96% 14.62%

(c)(d)

Tangible common

equity ("TCE") ratio
8.95% 9.00% 8.58% 8.39% 8.80%
(a) During 4Q 2020, the Company

charged-off $31.2 million

for two commercial

PCD loans.
(b) At June 30, 2020, September

30, 2020, December 31, 2020

and March 31, 2021, the Company

had PPP loans amounting to

$278.1 million, $289.2 million, $282.7

million and
$336.7 million, respectively.

These loans are fully guaranteed

by the SBA and risk-weighted

at 0%.
(c) During 1Q 2020, the Company early

implemented Simplifications

to the Capital Rule, which

increased common

equity tier 1 (CET1) capital

threshold deductions

from 10 percent
to 25 percent and removed

the aggregate 15 percent

CET1 threshold deduction.
(d) On January 1, 2020, the Company

implemented ASU No. 2016

-13: Measurement of Credit

Losses on Financial Instruments

"(CECL)" using the modified retrospective

approach. As
a result, a $39.2 million allowance

for credit losses

was recorded for Non-PCD

loans and $0.2 million for

unused commitments with

the corresponding adjustment

reducing retained
earnings, net of a $13.9 million deferred

tax effect.

For PCD loans, the adjustment

amounting to $50.5 million

was made through

the allowance and loan balances

with no impact in
capital. The Company elected

to phase-in the January 1,

2020 (“day 1”)

impact to retained

earnings to regulatory

capital over the five

-year transition period

beginning in 2020.
(e) During 1Q 2020 and 2Q2020,

the Company increased

its provision for credit

losses by $34.1 million and

$5 million, respectively,

as a result of the Covid-19

pandemic.

OFG Bancorp (NYSE: OFG)
Table 2: Consolidated Statements of Operations
Quarter Ended
March 31, December 31, September 30, June 30, March 31,
(Dollars in thousands, except

per share data) (unaudited)
2021 2020 2020 2020 2020
Interest income:
Loans

(1)

Non-PCD loans
$ 82,936 $ 81,171 $ 83,029 $ 83,832 $ 87,482

PCD loans
25,275 29,250 29,018
(b)
34,700
(b)
28,953

Total

interest income from

loans

108,211 110,421 112,047 118,532 116,435
Investment securities 2,771 2,600 2,890 3,160 7,262

Total

interest income

110,982 113,021 114,937 121,692 123,697
Interest expense:
Deposits

Core deposits
11,861 13,225 13,808 13,999 15,034

Brokered deposits
163 288 812 1,446 1,586

Total deposits
12,024 13,513 14,620 15,445 16,620
Borrowings 754 770 784 1,187 1,976

Total interest

expense
12,778 14,283 15,404 16,632 18,596
Net interest income 98,204 98,738 99,533 105,060 105,101
Provision for credit losses,

excluding PCD loans
(1)
2,998 15,464 13,845 15,227 40,951
Provision (recapture)

for credit losses on PCD

loans

(1)

3,326 (1,288) (176) 2,469 6,180

Total provision

for credit losses
6,324 14,176 13,669 17,696
(d)
47,131
(d)

Net interest income

after provision for

loan and lease losses

91,880 84,562 85,864 87,364 57,970
Non-interest income:
Banking service revenues 16,493 16,901 16,297 13,668 15,713
Wealth management

revenues
7,388 10,865
(a)
7,272 6,366 7,286
Mortgage banking activities 5,571 6,281 3,917 3,072 3,234

Total banking

and financial service revenues
29,452 34,047 27,486 23,106 26,233
Bargain purchase from

Scotiabank PR & USVI acquisition
- - 3,465

(c)

3,462

(c)

409

(c)

Other income, net 955 377 375 584 4,808

(f)

Total

non-interest income,

net

30,407 34,424 31,326 27,152 31,450
Non-interest expense:
Compensation and employee benefits 32,618 30,921 31,955 34,506 35,544
Occupancy, equipment

and infrastructure

costs
13,128 12,064 11,943 11,837 11,439
General and administrative

expenses
30,201 33,454 33,452 31,181 37,345
Net (gain) loss on sale of foreclosed

real estate and

other repossessed assets
(1,770) (300) (866) 316 (193)
Credit related expenses 1,720 1,304 2,189 2,602 2,715
Merger and restructuring

charges
- 10,092

(e)

2,681

(e)

3,006

(e)

304
COVID 19 expenses 1,769 1,504 2,090 2,033 168

Total non-interest

expense
77,666 89,039 83,444 85,481 87,322
Income before income taxes 44,621 29,947 33,746 29,035 2,098
Income tax expense 14,248 6,646 6,308 7,248 297
Net income 30,373 23,301 27,438 21,787 1,801
Less:

dividends on preferred

stock
(1,255) (1,628) (1,628) (1,628) (1,628)
Net income available to

common shareholders
$ 29,118 $ 21,673 $ 25,810 $ 20,159 $ 173
(a) During 4Q 2020, the Company

recognized annual

insurance contingent

commissions amounting

to $4.0 million.
(b) During 2Q 2020 and 3Q 2020, the

Company recognized

interest recoveries

on SOP loans acquired in the

Scotiabank PR & USVI

acquisition collected subsequently

to the acquisition
date amounting to $6.0 million

and $469 thousand, respectively.
(c) During 1Q 2020, 2Q 2020 and

3Q2020, the Company increased

the Bargain purchase

from Scotiabank PR &

USVI acquisition by $

0.4 million, $3.5 million

and $3.5 million,
respectively, as

part of remeasurement

period adjustments.
(d) During 1Q 2020 and 2Q2020, the Company

increased its provision

for credit losses

by $34.1 million and $5 million,

respectively,

as a result of the Covid-19

pandemic.
(e) On December 31, 2019, the Company

acquired Scotiabank's

Puerto Rico and USVI operations,

incurring in merger and restructuring

charges of $3.0 million during

2Q 2020, $2.7
million during 3Q 2020, and $10.1 million

during 4Q 2020.

(f) During 1Q 2020, the Company

sold $316 million available

-for-sale mortgage

-backed securities and recognized

a gain in the sale of

$4.7 million.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition
March 31, December 31, September 30, June 30, March 31,
(Dollars in thousands) (unaudited)
2021 2020 2020 2020 2020
Cash and cash equivalents $ 2,409,416 $ 2,155,577 $ 2,283,050 $ 1,900,037 $ 1,325,941
Investments:
Trading securities 23 22 22 22 29
Investment securities

available-for-sale, at

fair value,

with amortized cost

of $462,115 ( December 31, 2020

- $432,175;

September 30, 2020 -

$412,899; June 30, 2020 - $529,985;

March 31, 2020 - $648,565; no allowance

for credit

losses for any

period)

Mortgage-backed securities
457,673 432,935 329,719 340,192 355,637

US treasury notes
10,946 10,983 91,531 197,340 298,986

Other investment

securities
2,390 2,520 2,565 2,707 2,837

Total investment

securities available

-for-sale
471,009 446,438 423,815 540,239 657,460
Mortgage-backed securities

held-to-maturity,

at amortized cost,
no allowance for credit

losses
126,767 - - - -
Federal Home Loan Bank

(FHLB) stock, at cost
8,233 8,278 8,322 8,366 10,301
Other investments 5,557 3,962 2,205 1,076 973

Total investments

611,589 458,700 434,364 549,703 668,763
Loans, net 6,432,079 6,501,259 6,579,140 6,739,243 6,541,174
Other assets:
Prepaid expenses 58,348 61,416 54,583 40,119 44,633
Deferred tax asset, net 154,540 162,478 178,957 186,730 196,129
Foreclosed real estate

and repossessed properties
18,366 13,412 21,374 26,152 30,388
Premises and equipment, net 83,756 83,786 83,270 82,234 81,834
Goodwill 86,069 86,069 86,069 86,069 86,069
Right of use assets 32,714 31,383 35,900 34,692 36,844
Core deposit, customer relationship

intangible and other intangibles
43,445 45,896 48,650 51,406 54,174
Servicing asset 47,911 47,295 47,242 47,926 49,287
Accounts receivable and other

assets
175,109 178,740 166,392 188,408

(a)

123,335
Total assets $ 10,153,342 $ 9,826,011 $ 10,018,991 $ 9,932,719 $ 9,238,571
Deposits:
Demand deposits $ 4,885,311 $ 4,613,309 $ 4,682,991 $ 4,370,419 $ 3,711,492
Savings accounts 2,142,573 1,920,325 1,919,859 1,978,118 1,829,054
Time deposits 1,693,924 1,832,891 1,933,517 1,975,223 2,023,211
Brokered deposits 34,954 49,115 96,090 218,166 255,514

Total deposits
8,756,762 8,415,640 8,632,457 8,541,926 7,819,271
Borrowings:
Securities sold under agreements

to repurchase
- - - - 50,103
Advances from FHLB and other

borrowings
65,013 66,268 66,781 68,340 77,601
Subordinated capital

notes
36,083 36,083 36,083 36,083 36,083

Total borrowings
101,096 102,351 102,864 104,423 163,787
Other liabilities:
Derivative liabilities 1,465 1,712 1,895 2,078 2,059
Acceptances outstanding 24,389 33,349 18,291 20,034 11,763
Lease liability 34,017 32,566 37,029 35,694 37,702
Accrued expenses and other

liabilities
127,190 154,418 162,133 187,280 181,395

Total liabilities
9,044,919 8,740,036 8,954,669 8,891,435 8,215,977
Stockholders' equity:
Preferred stock 92,000 92,000 92,000 92,000 92,000
Common stock 59,885 59,885 59,885 59,885 59,885
Additional paid-in capital 622,935 622,652 621,978 621,860 621,206
Legal surplus

106,165 103,269 101,233 98,347 95,945
Retained earnings

322,202 300,096 284,053 264,725 250,557
Treasury stock,

at cost
(100,994) (102,949) (103,095) (103,121) (103,289)
Accumulated other comprehensive

(loss) income, net
6,230 11,022 8,268 7,588 6,290

Total stockholders'

equity
1,108,423 1,085,975 1,064,322 1,041,284 1,022,594

Total liabilities

and stockholders' equity

$ 10,153,342 $ 9,826,011 $ 10,018,991 $ 9,932,719 $ 9,238,571
(a) During 2Q 2020, the Company

offered several

deferral programs

to clients impacted by

the Covid-19, which contributed

to the increase of accrued

interest receivable

by
approximately $40 million.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and
Production
March 31, December 31, September 30, June 30, March 31,
(Dollars in thousands) (unaudited)
2021 2020 2020 2020 2020
Non-PCD:
(1)

Mortgage
$ 791,062 $ 823,443 $ 847,671 $ 874,286 $ 887,950

Commercial
1,827,102 1,836,137 1,785,022 1,918,424 1,910,192

Commercial Paycheck

Protection Program

(PPP Loans)
311,823 282,713 289,218 278,059 -

Consumer
395,073 413,552 434,546 458,714 481,710

Auto
1,565,473 1,534,269 1,511,829 1,454,987 1,487,701
4,890,533 4,890,114 4,868,286 4,984,470 4,767,553

Less:

Allowance for credit

losses
(156,978) (161,015) (156,409) (151,507) (149,961)

Total non-

PCD loans held for investment,

net
4,733,555 4,729,099 4,711,877 4,832,963 4,617,592
PCD:
(1)

Mortgage
1,406,044 1,459,932 1,504,914 1,541,637 1,561,557

Commercial
272,793 283,160
(a)
352,555 386,046 391,158

Consumer
1,120 1,394 2,336 2,950 3,350

Auto
23,036 27,533 31,836 37,409 42,466
1,702,993 1,772,019 1,891,641 1,968,042 1,998,531

Less:

Allowance

for credit losses
(1)
(44,995) (43,794)
(a)
(78,904) (81,194) (80,794)

Total PCD

loans held for investment,

net
1,657,998 1,728,225 1,812,737 1,886,848 1,917,737
Total loans held

for investment
6,391,553 6,457,324 6,524,614 6,719,811 6,535,329
Mortgage loans held for sale 38,220 41,654 54,526 19,432 5,845
Other loans held for sale 2,306 2,281 - - -
Total loans,

net
$ 6,432,079 $ 6,501,259 $ 6,579,140 $ 6,739,243 $ 6,541,174
Loan Portfolio Summary:

Loans held for investment:

Mortgage
$ 2,197,106 $ 2,283,375 $ 2,352,585 $ 2,415,923 $ 2,449,507

Commercial
2,411,718 2,402,010 2,426,795 2,582,529 2,301,350

Consumer
396,193 414,946 436,882 461,664 485,060

Auto
1,588,509 1,561,802 1,543,665 1,492,396 1,530,167
6,593,526 6,662,133 6,759,927 6,952,512 6,766,084

Less:

Allowance for credit

losses
(201,973) (204,809) (235,313) (232,701) (230,755)

Total loans

held for investment,

net
6,391,553 6,457,324 6,524,614 6,719,811 6,535,329

Mortgage loans held for sale
38,220 41,654 54,526 19,432 5,845

Other loans held for

sale
2,306 2,281 - - -
Total loans,

net
$ 6,432,079 $ 6,501,259 $ 6,579,140 $ 6,739,243 $ 6,541,174
(a) During 4Q 2020, the Company

charged-off $31.2 million

for two commercial

PCD loans.

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and
Production
Quarter Ended
March 31, December 31, September 30, June 30, March 31,
(Dollars in thousands) (unaudited)
2021 2020 2020 2020 2020
Loan production
(13)

Mortgage
$ 95,851 $ 97,656 $ 93,650 $ 23,744 $ 30,988

Commercial

83,820 174,894 83,488 98,558 54,113

Commercial PPP Loans
126,266 - 10,318 286,420 -

US Loan Programs
44,841 49,221 90,878 35,711 47,125

Consumer
27,492 25,984 23,540 14,231 39,199

Auto
149,357 137,545 155,880 47,374 109,344

Total
$ 527,627 $ 485,300 $ 457,754 $ 506,038 $ 280,769

OFG Bancorp (NYSE: OFG)
Table 5: Average

Balances, Net Interest Income and Net Interest Margin
2021 Q1 2020 Q4 2020 Q3 2020 Q2 2020 Q1
Interest

Interest

Interest

Interest

Interest

Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/ Average Income/ Yield/
(Dollars in thousands) (unaudited)
Balance Expense Rate Balance Expense Rate Balance Expense Rate Balance Expense Rate Balance Expense Rate
Interest earning assets:

Cash equivalents
$ 2,204,431 $ 595 0.11% $ 2,091,458 $ 613 0.12% $ 1,929,024 $ 613 0.13% $ 1,393,187 $ 359 0.10% $ 943,581 $ 2,788 1.19%

Investment securities
518,038 2,176 1.68% 470,997 1,986 1.69% 502,671 2,278 1.81% 611,907 2,801 1.83% 924,965 4,474 1.93%

Loans held for investment
(1)

Non-PCD loans
4,893,874 82,936 6.87% 4,863,902 81,171 6.64% 4,870,753 83,029 6.78% 4,857,281 83,832 6.94% 4,613,878 87,482 7.63%

PCD loans
1,742,034 25,275 5.80% 1,844,382 29,250 6.34% 1,916,269 29,018 6.06% 1,983,369 34,700 7.00% 2,073,997 28,953 5.58%

Total

loans
6,635,908 108,211 6.61% 6,708,284 110,421 6.55% 6,787,022 112,047 6.57% 6,840,650 118,532 6.97% 6,687,875 116,435 7.00%
Total interest

-earning assets
$ 9,358,377 $ 110,982 4.81% $ 9,270,739 $ 113,020 4.85% $ 9,218,717 $ 114,938 4.96% $ 8,845,744 $ 121,692 5.53% $ 8,556,421 $ 123,697 5.81%
Interest bearing liabilities:

Deposits

NOW accounts
$ 2,397,673 $ 2,393 0.40% $ 2,344,903 $ 2,258 0.38% $ 2,227,687 $ 2,247 0.40% $ 2,069,247 $ 2,138 0.42% $ 1,980,505 $ 2,389 0.48%

Savings accounts
2,003,963 2,124 0.43% 1,897,618 1,954 0.41% 1,927,680 2,010 0.41% 1,809,517 1,976 0.44% 1,797,658 2,440 0.55%

Time deposits
1,775,828 5,507 1.26% 1,893,070 6,975 1.47% 1,944,856 7,512 1.54% 1,990,639 7,835 1.58% 2,039,311 8,131 1.60%

Brokered

deposits
45,955 163 1.44% 64,338 289 1.78% 140,416 812 2.30% 235,611 1,446 2.47% 236,008 1,586 2.70%
6,223,419 10,187 0.66% 6,199,929 11,476 0.74% 6,240,639 12,581 0.80% 6,105,014 13,395 0.88% 6,053,482 14,546 0.97%

Non-interest bearing

deposit accounts
2,358,214 - - 2,315,717 - - 2,276,400 - - 1,983,092 - - 1,698,964 - -

Fair value premium amortization

and
core deposit intangible amortization - 1,837 - - 2,037 - - 2,039 - - 2,051 - - 2,074 -

Total

deposits
8,581,633 12,024 0.57% 8,515,646 13,513 0.63% 8,517,039 14,620 0.68% 8,088,106 15,446 0.77% 7,752,446 16,620 0.86%

Borrowings

Securities sold under agreements

to
repurchase - - - % - - - % - - - % 46,154 334 2.91% 158,462 1,002 2.54%

Advances from FHLB and

other
borrowings 64,868 459 2.87% 65,847 468 2.83% 66,833 476 2.83% 75,432 505 2.69% 77,255 539 2.81%

Subordinated capital

notes
36,083 295 3.31% 36,083 301 3.34% 36,083 308 3.39% 36,083 347 3.87% 36,083 435 4.85%

Total

borrowings
100,951 754 3.03% 101,930 769 3.01% 102,916 784 3.03% 157,669 1,186 3.03% 271,800 1,976 2.92%
Total interest

-bearing liabilities
$ 8,682,584 $ 12,778 0.60% $ 8,617,576 $ 14,282 0.66% $ 8,619,955 $ 15,404 0.71% $ 8,245,775 $ 16,632 0.81% $ 8,024,246 $ 18,596 0.93%
Interest rate spread $ 98,204 4.21% $ 98,738 4.19% $ 99,534 4.25% $ 105,060 4.72% $ 105,101 4.88%
Net interest margin 4.26% 4.24% 4.30% 4.78% 4.94%
Core deposits: (Non-GAAP)

Deposits

NOW accounts
$ 2,397,673 $ 2,393 0.40% $ 2,344,903 $ 2,258 0.38% $ 2,227,687 $ 2,247 0.40% $ 2,069,247 $ 2,138 0.42% $ 1,980,505 $ 2,389 0.48%

Savings accounts
2,003,963 2,124 0.43% 1,897,618 1,954 0.41% 1,927,680 2,010 0.41% 1,809,517 1,976 0.44% 1,797,658 2,440 0.55%

Time deposits
1,775,828 5,507 1.26% 1,893,070 6,975 1.47% 1,944,856 7,512 1.54% 1,990,639 7,835 1.58% 2,039,311 8,131 1.60%
6,177,464 10,024 0.66% 6,135,591 11,187 0.73% 6,100,223 11,769 0.77% 5,869,403 11,949 0.82% 5,817,474 12,960 0.91%

Non-interest bearing

deposit accounts
2,358,214 - - 2,315,717 - - 2,276,400 - - 1,983,092 - - 1,698,964 - -

Total

core deposits
$ 8,535,678 $ 10,024 0.48% $ 8,451,308 $ 11,187 0.53% $ 8,376,623 $ 11,769 0.56% $ 7,852,495 $ 11,949 0.61% $ 7,516,438 $ 12,960 0.69%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics (1)
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Net Charge-offs
(21)
Non-PCD
Mortgage:

Charge-offs
$ 787 $ 225 $ 56 $ 185 $ 418

Recoveries
(615) (79) (269) (9) (249)

Total

mortgage
173 146 (213) 176 169
Commercial:

Charge-offs
68 413 298 497 3,771

Recoveries
(430) (334) (253) (631) (1,522)

Total

commercial
(363) 79 45 (134) 2,249
Consumer:

Charge-offs
4,469 6,456 5,114 4,187 6,015

Recoveries
(565) (1,832) (663) (443) (644)

Total

consumer
3,903 4,624 4,451 3,744 5,371
Auto:

Charge-offs
9,083 12,071 10,123 13,300 13,053

Recoveries
(5,817) (5,928) (5,950) (3,405) (4,211)

Total

auto
3,266 6,143 4,173 9,895 8,842

Total
$ 6,980 $ 10,992 $ 8,456 $ 13,681 $ 16,631
PCD
Mortgage:

Charge-offs
$ 2,590 $ 1,344 $ 1,677 $ 2,178 $ 5,143

Recoveries
(146) (63) (89) (580) (122)

Total

mortgage
2,444 1,281 1,588 1,598 5,021
Commercial:

Charge-offs
43 33,061
(a)
293 386 2,357

Recoveries
(436) (234) (91) (286) (375)

Total

commercial
(393) 32,827 202 100 1,982
Consumer:

Charge-offs
22 21 60 30 431

Recoveries
(21) (200) 1 (30) (63)

Total

consumer
1 (179) 61 - 368
Auto:

Charge-offs
456 574 474 600 375

Recoveries
(383) (681) (211) (229) (343)

Total

auto
73 (107) 263 371 32

Total
$ 2,125 $ 33,822

(a)

$

2,114

$

2,069

$

7,403
Total Net

Charge-offs
$ 9,105 $ 44,814 $ 10,570 $ 15,750 $ 24,034
Net Charge-off Rates
(21)
Mortgage 0.47% 0.25% 0.24% 0.30% 0.86%
Commercial

-0.13% 5.45%
(a)
0.04% -0.01% 0.76%
Consumer 3.78% 4.09% 3.94% 3.12% 4.63%
Auto 0.85% 1.56% 1.17% 2.72% 2.31%

Total
0.55% 2.67%
(a)
0.62% 0.92% 1.44%
Average Loans Held

For Investment
(21)
Mortgage $ 2,243,303 $ 2,305,495 $ 2,325,756 $ 2,366,600 $ 2,414,685
Commercial

2,405,419 2,416,703 2,484,977 2,484,573 2,239,684
Consumer 413,191 434,565 457,620 479,957 496,313
Auto 1,573,995 1,551,521 1,518,669 1,509,521 1,537,193

Total
$ 6,635,908 $ 6,708,284 $ 6,787,022 $ 6,840,651 $ 6,687,875
(a) During 4Q 2020, the Company

charged-off $31.2 million

for two commercial

PCD loans.

Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans) (1)
OFG Bancorp (NYSE: OFG)
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Early Delinquency (30 - 89 days

past due)
Mortgage $ 17,350 $ 22,339 $ 16,783 $ 15,665 $ 20,518
Commercial

3,911 8,043 5,151 7,704 6,074
Consumer 8,250 12,230 12,032 18,254 13,127
Auto 75,449 88,357 87,912 89,825 110,959

Total
$ 104,960 $ 130,969 $ 121,878 $ 131,448 $ 150,678
Early Delinquency Rates (30

- 89 days past due)
Mortgage 2.19% 2.71% 1.98% 1.79% 2.31%
Commercial

0.21% 0.44% 0.29% 0.40% 0.32%
Consumer 2.09% 2.96% 2.77% 3.98% 2.73%
Auto 4.82% 5.76% 5.81% 6.17% 7.46%

Total
2.15% 2.68% 2.50% 2.64% 3.16%
Total Delinquency

(30 days and over past

due)
Mortgage:

Traditional,

Non traditional, and Loans

under Loss Mitigation
$ 62,827 $ 67,671 $ 51,123 $ 40,719 $ 46,768

GNMA's buy-back option program
40,777 56,193 62,651 75,091 75,314

Total mortgage
103,604 123,864 113,774 115,810 122,082
Commercial

26,065 30,604 35,596 38,258 33,746
Consumer 11,042 17,147 17,080 22,796 16,808
Auto 86,918 108,842 109,735 100,027 131,715

Total
$ 227,629 $ 280,457 $ 276,185 $ 276,891 $ 304,351
Total Delinquency

Rates (30 days and

over past due)
Mortgage:

Traditional,

Non traditional, and Loans

under Loss Mitigation
7.94% 8.22% 6.03% 4.66% 5.27%

GNMA's buy-back option program
5.15% 6.82% 7.39% 8.59% 8.48%

Total mortgage
13.10% 15.04% 13.42% 13.25% 13.75%
Commercial

1.43% 1.67% 1.99% 1.99% 1.77%
Consumer 2.79% 4.15% 3.93% 4.97% 3.49%
Auto 5.55% 7.09% 7.26% 6.87% 8.85%

Total
4.65% 5.74% 5.67% 5.56% 6.38%
Nonperforming Assets
(14)
Mortgage $ 50,933 $ 46,967 $ 40,477 $ 30,491 $ 31,073
Commercial

42,778 41,999 44,941 44,187 42,668
Consumer 2,900 4,987 5,206 4,933 3,690
Auto 11,842 20,766 22,583 10,539 21,147

Total nonperforming

loans
108,453 114,719 113,207 90,150 98,578
Foreclosed real estate 15,598 11,596 19,456 24,792 27,292
Other repossessed assets 2,768 1,816 1,918 1,360 3,096

Total nonperforming

assets
$ 126,819 $ 128,131 $ 134,581 $ 116,302 $ 128,966
Nonperforming Loan Rates
Mortgage 6.44% 5.70% 4.78% 3.49% 3.50%
Commercial

2.34% 2.29% 2.52% 2.30% 2.23%
Consumer 0.73% 1.21% 1.20% 1.08% 0.77%
Auto 0.76% 1.35% 1.49% 0.72% 1.42%

Total loans
2.22% 2.35% 2.33% 1.81% 2.07%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics (1)
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Nonperforming PCD Loans
(14)
Mortgage $ 958 $ 1,003 $ 1,003 $ 1,373 $ 1,341
Commercial

34,906 36,470 (a) 79,631 81,064 82,411
Consumer - 1 4 12 10

Total nonperforming

loans
$ 35,864 $ 37,474 (a) $ 80,638 $ 82,449 $ 83,762
Nonperforming PCD Loan Rates
Mortgage 0.07% 0.07% 0.07% 0.09% 0.09%
Commercial

12.80% 12.88% (a) 22.59% 21.00% 21.07%
Consumer 0.00% 0.07% 0.17% 0.41% 0.30%

Total
2.11% 2.11% (a) 4.26% 4.19% 4.19%
Total PCD Loans

Held for Investment
(21)
Mortgage $ 1,406,044 $ 1,459,932 $ 1,504,914 $ 1,541,637 $ 1,561,557
Commercial

272,793 283,160 352,555 386,046 391,158
Consumer 1,120 1,394 2,336 2,950 3,350

Total loans
$ 1,679,957 $ 1,744,486 $ 1,859,805 $ 1,930,633 $ 1,956,065
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Total Nonperforming

Loans
(14)
Mortgage $ 51,891 $ 47,970 $ 41,480 $ 31,864 $ 32,414
Commercial

77,684 78,469 (a) 124,572 125,251 125,079
Consumer 2,900 4,988 5,210 4,945 3,700
Auto 11,842 20,766 22,583 10,539 21,147

Total nonperforming

loans
$ 144,317 $ 152,193 (a) $ 193,845 $ 172,599 $ 182,340
Total Nonperforming

Loan Rates
Mortgage 2.36% 2.10% 1.76% 1.32% 1.32%
Commercial

3.22% 3.27% (a) 5.13% 4.85% 5.44%
Consumer 0.73% 1.20% 1.19% 1.07% 0.76%
Auto 0.75% 1.33% 1.46% 0.71% 1.38%

Total
2.19% 2.28% (a) 2.87% 2.48% 2.69%
Total Loans Held

for Investment
(21)
Mortgage $ 2,197,106 $ 2,283,375 $ 2,352,585 $ 2,415,923 $ 2,449,507
Commercial

2,411,718 2,402,010 2,426,795 2,582,529 2,301,350
Consumer 396,193 414,946 436,882 461,664 485,060
Auto 1,588,509 1,561,802 1,543,665 1,492,396 1,530,167

Total loans
$ 6,593,526 $ 6,662,133 $ 6,759,927 $ 6,952,512 $ 6,766,084
(a) During 4Q 2020, the Company

charged-off $31.2 million

for two commercial

PCD loans.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses (1)
Quarter Ended March 31, 2021
(Dollars in thousands) (unaudited) Mortgage Commercial Consumer Auto Total
Allowance for credit losses

Non-PCD:

Balance at beginning of period
$ 19,687 $ 45,779 $ 25,253 $ 70,296 $ 161,015

(Recapture) provision

for credit losses
(2,480) 1,542 (158) 4,039 2,943

Charge-offs
(787) (68) (4,469) (9,083) (14,407)

Recoveries
615 430 565 5,817 7,427

Balance at end of period
$ 17,035 $ 47,683 $ 21,191 $ 71,069 $ 156,978
Allowance for credit losses

PCD:

Balance at beginning of period
$ 26,388 $ 16,406 $ 57 $ 943 $ 43,794

Provision (recapture)

for credit losses
5,994 (2,492) (4) (172) 3,326

Charge-offs
(2,590) (43) (22) (456) (3,111)

Recoveries
146 436 21 383 986

Balance at end of period
$ 29,938 $ 14,307 $ 52 $ 698 $ 44,995
Allowance for credit

losses summary:

Balance at beginning of period
$ 46,075 $ 62,185 $ 25,310 $ 71,239 $ 204,809

Provision (recapture)

for credit losses
3,514 (950) (162) 3,867 6,269

Charge-offs
(3,377) (111) (4,491) (9,539) (17,518)

Recoveries
761 866 586 6,200 8,413

Balance at end of period
$ 46,973 $ 61,990 $ 21,243 $ 71,767 $ 201,973
Allowance coverage ratio 2.14% 2.57% 5.36% 4.52% 3.06%
Allowance coverage ratio

excluding PPP loans (Non-GAAP)
2.14% 2.95% 5.36% 4.52% 3.22%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation

of Regulatory Capital
In addition to disclosing required

regulatory capital measures,

we also report certain

non-GAAP capital measures

that management uses in

assessing its capital adequacy.

These non-
GAAP measures include tangible

common equity ("TCE")

and TCE ratio.

The table below provides

the details of the calculation

of our regulatory capital

and non-GAAP capital
measures. While our non-GAAP

capital measures are

widely used by investors,

analysts and bank regulatory

agencies to assess the capital

position of financial services companies,
they may not be comparable

to similarly titled measures

reported by other companies.
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Stockholders' Equity to Non

-GAAP Tangible

Common Equity
Total stockholders'

equity
$ 1,108,423 $ 1,085,975 $ 1,064,322 $ 1,041,284 $ 1,022,594
Less:

Intangible assets
(129,514) (131,965) (134,719) (137,475) (140,243)

Noncumulative perpetual

preferred stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Noncumulative perpetual

preferred stock

issuance costs
10,130 10,130 10,130 10,130 10,130
Tangible common

equity
$ 897,039 $ 872,140 $ 847,733 $ 821,939 $ 800,481
Common shares outstanding

at end of period
51,579 51,387 51,345 51,342 51,327
Tangible book

value per common share

(Non-GAAP)
$ 17.39 $ 16.97 $ 16.51 $ 16.01 $ 15.60
Total Assets

to Tangible Assets
Total assets

$ 10,153,342 $ 9,826,011 $ 10,018,991 $ 9,932,719 $ 9,238,571
Less:

Intangible assets
(129,514) (131,965) (134,719) (137,475) (140,243)
Tangible assets

(Non-GAAP)
$ 10,023,828 $ 9,694,046 $ 9,884,272 $ 9,795,244 $ 9,098,328
Non-GAAP TCE Ratio
Tangible common

equity
$ 897,039 $ 872,140 $ 847,733 $ 821,939 $ 800,481
Tangible assets 10,023,828 9,694,046 9,884,272 9,795,244 9,098,328
TCE ratio 8.95% 9.00% 8.58% 8.39% 8.80%
Average Equity to

Non-GAAP Average

Tangible Common

Equity
Average total stockholders'

equity
$ 1,101,046 $ 1,083,423 $ 1,062,460 $ 1,037,195 $ 1,043,481
Less:

Average noncumulative

perpetual preferred

stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Average noncumulative

perpetual preferred

stock issuance costs
10,130 10,130 10,130 10,130 10,130
Average total common

stockholders' equity
$ 1,019,176 $ 1,001,553 $ 980,590 $ 955,325 $ 961,611
Less:

Average intangible

assets
(130,767) (133,542) (136,138) (139,094) (141,875)
Average tangible

common equity
$ 888,409 $ 868,011 $ 844,452 $ 816,231 $ 819,736

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation

of Regulatory Capital Measures (Continued)
BASEL III

Standardized
2021 2020 2020 2020 2020
(Dollars in thousands) (unaudited)
Q1 Q4 Q3 Q2 Q1
Regulatory Capital Metrics
Common equity Tier 1 capital $ 919,856 $ 894,074 $ 862,636 $ 836,899 $ 816,356
Tier 1 capital 1,036,726 1,010,944 979,506 953,769 933,226
Total risk-based

capital
(15)
1,121,832 1,096,764 1,065,744 1,040,987 1,020,748
Risk-weighted assets 6,782,921 6,837,846 6,875,108 6,957,906 6,983,626
(a)
Regulatory Capital Ratios
Common equity Tier 1 capital

ratio
(16)
13.56% 13.08% 12.55% 12.03% 11.69%
Tier 1 risk-based capital ratio
(17)
15.28% 14.78% 14.25% 13.71% 13.36%
Total risk-based

capital ratio
(18)
16.54% 16.04% 15.50% 14.96% 14.62%
Leverage ratio
(19)
10.48% 10.30% 10.00% 10.16% 10.14%
Common Equity Tier 1 Capital Ratio

Under Basel III Standardized

Approach
Total stockholders'

equity
(1)
$ 1,108,423 $ 1,085,975 $ 1,064,322 $ 1,041,284 $ 1,022,594
Plus: CECL transition adjustment
(20)
33,637 34,646 33,494 32,269 31,882
Less:

Noncumulative perpetual

preferred stock
(92,000) (92,000) (92,000) (92,000) (92,000)

Noncumulative perpetual

preferred stock

issuance costs
10,130 10,130 10,130 10,130 10,130

Unrealized gains on available

-for-sale securities, net

of income tax
(7,146) (12,091) (9,453) (8,885) (7,576)

Unrealized losses on

cash flow hedges, net of income

tax
916 1,069 1,185 1,297 1,286
1,053,960 1,027,729 1,007,678 984,095 966,316
Less:

Disallowed goodwill
(86,069) (86,069) (86,069) (86,069) (86,069)

Disallowed other intangible

assets, net
(30,172) (32,073) (33,810) (35,563) (37,241)

Disallowed deferred

tax assets, net
(17,863) (15,513) (25,163) (25,564) (26,650)
(a)
Common equity Tier 1 capital 919,856 894,074 862,636 836,899 816,356
Plus:

Qualifying noncumulative perpetual

preferred stock
92,000 92,000 92,000 92,000 92,000

Qualifying noncumulative perpetual

preferred stock

issuance costs
(10,130) (10,130) (10,130) (10,130) (10,130)

Subordinated capital

notes
35,000 35,000 35,000 35,000 35,000
Tier 1 capital 1,036,726 1,010,944 979,506 953,769 933,226
Plus tier 2 capital:

Qualifying allowance for

loan and lease losses
85,106 85,820 86,238 87,218 87,522
Total risk-based

capital
$ 1,121,832 $ 1,096,764 $ 1,065,744 $ 1,040,987 $ 1,020,748
(a) During 1Q 2020, the Company

early implemented Simplifications

to the Capital Rule, which

increased common

equity tier 1 (CET1) capital

threshold deductions

from 10 percent
to 25 percent and removed

the aggregate 15 percent

CET1 threshold deduction.

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial

Statements (Tables 1 - 8)
(1)
We used the terms "PCI"

and "SOP" to refer

to loans acquired with

credit deterioration

from the Scotiabank

acquisition (December 31, 2019),

the BBVAPR acquisition
(December 18, 2012) and the Eurobank

FDIC-Assisted acquisition (April

30, 2010), recorded at

fair value at acquisition.

On January 1, 2020, the Company

implemented
ASU No. 2016-13: Measurement

of Credit Losses on Financial

Instruments "(CECL)" using

the modified retrospective

approach. CECL replaces

the concept of purchased
credit impaired loans (PCI) with

the concept of purchased

financial assets with credit

deterioration (PCD). PCD accounting

is called ‘gross-up

accounting’ because, at
acquisition, an entity grosses

up the amortized cost

basis of the PCD asset for the

initial estimate of credit

losses. This Day 1 allowance

for credit losses

is established
without an income statement

effect. The Company

elected to maintain previously

existing pools on adoption, therefore

the pool continues

to be the unit of account,
and the allowance and non-credit

discount or premium is not

allocated to the individual

assets. These loans are not

classified as delinquent or

nonperforming even
though the customer may be

contractually past

due because we expect that

we will fully collect the

carrying value of these lo

ans.
(2)
Total banking

and financial service revenues.
(3)
Calculated based on net income

available to common

shareholders divided

by average common

shares outstanding

for the period.
(4)
Calculated based on net income

available to common

shareholders plus the preferred

dividends on the convertible

preferred stock,

divided by total average

common
shares outstanding and

equivalents for the period

as if converted.
(5)
Tangible book

value per common share

is a non-GAAP measure calculated

based on tangible common

equity divided by common shares

outstanding. See "Table

9:
Reconciliation of GAAP to

Non-GAAP Measures and Calculation

of Regulatory Capital

Measures" for additional

information.
(6)
Information includes all loans

held for investment,

including PCD loans.
(7)
Calculated based on annualized

net interest income

for the period divided

by average interest

-earning assets for the period.
(8)
Calculated based on annualized

income, net of tax, for

the period divided by average

total assets for the

period.
(9)
Calculated based on annualized

income available to

common shareholders

for the period divided by average

tangible common equity

for the period.
(10)
Calculated based on non-interest

expense for the period

divided by total net interest

income and total banking

and financial services revenues

for the period.
(11)
Calculated based on annualized

net charge-offs

for the period divided by average

loans held for investment

for the period.
(12)
Non-GAAP ratios. See "Table

9: Reconciliation

of GAAP to Non-GAAP Measures

and Calculation of Regulatory

Capital Measures" for information

on the calculation of
each of these ratios.
(13)
Production of new loans (excluding

renewals).
(14)
Most PCD loans are considered

to be performing due

to the application of the

accretion method, in which

these loans will accrete

interest income over

the remaining
life of the loans using estimated

cash flow analyses. Therefore,

they are not included as non-performing

loans. PCD loan pools that

are not accreting interest

income
are deemed to be non-performing

loans and presented

separately.
(15)
Total risk-based

capital equals the sum

of Tier 1 capital and Tier

2 capital.
(16)
Common equity Tier 1 capital

ratio is a regulatory

capital measure calculated

based on Common equity Tier

1 capital divided by risk

-weighted assets.
(17)
Tier 1 risk-based capital ratio

is a regulatory capital

measure calculated based

on Tier 1 capital divided

by risk-weighted

assets.
(18)
Total risk-based

capital ratio is a

regulatory capital measure

calculated based on Total

risk-based capital divided

by risk-weighted assets.
(19)
Leverage capital ratio

is a regulatory capital

measure calculated based on

Tier 1 capital divided

by average assets,

after certain

adjustments.
(20)
In March 2020, in light of recent

strains on the U.S.

economy as a result of the

coronavirus disease 2019

(COVID-19), the

Board of Governors

of the Federal Reserve
System, the Federal

Deposit Insurance Corporation,

and the Office of the Comptroller

of the Currency issued an interim

final rule that provided

the option to
temporarily delay the

effects of CECL

on regulatory capital

for two years,

followed by a three

-year transition period.

In addition, for the first

two years, a uniform

25%
“scaling factor” is introduced

to approximate

the portion of the post day

-one allowance attributable

to CECL relative to

the incurred loss methodology.

The 25% scaling
factor is calibrated

to approximate

an overall after

-tax impact of differences

in allowances under CECL vs

the incurred loss methodology.
(21)
CECL replaces the concept

of purchased credit impaired

loans (PCI assets) with the concept

of purchased financial assets

with credit deterioration

(PCD assets). An
entity records a PCD asset

at the purchase price

plus the allowance for

credit losses expected

at the time of acquisition. Under

this method, there is no credit

loss
expense affecting net

income on acquisition.

Changes in estimates of expected

credit losses after acquisition

are recognized

as credit loss expense

(or reversal of credit
loss expense) in subsequent

periods as they arise.
(22)
Pre-provision net revenues

is a non-GAAP measure calculated

based on net interest income

plus total non-interest

income, net, less total

non-interest expenses

for the
period.